JNL SERIES TRUST

JNL/Ivy Asset Strategy Fund

1 Corporate Way
Lansing, Michigan 48951

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 21, 2016

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of shareholders (“Shareholders”) of the JNL/Ivy Asset Strategy Fund, a series of the JNL Series Trust, a Massachusetts business trust (“Trust”), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on March 21, 2016 at 11:00 a.m., Eastern Time, to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	JNL/Ivy Asset Strategy Fund (“Fund”) only. To approve certain investment strategy changes for the Fund (“Proposal” or “Strategy Changes”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (“Board”) unanimously recommends that Shareholders vote FOR the Strategy Changes.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on January 22, 2016, the Record Date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. The issuing insurers have fixed the close of business on March 17, 2016, as the last day on which voting instructions will be accepted.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting.  The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

January 29, 2016	Mark D. Nerud
Lansing, Michigan	President and Chief Executive Officer

JNL SERIES TRUST:

JNL/Ivy Asset Strategy Fund

1 Corporate Way
Lansing, Michigan 48951

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PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

March 21, 2016

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (“Trustees” or “Board”) of JNL Series Trust (“Trust”), a Massachusetts business trust, of proxies to be voted at a Special Meeting (“Meeting”) of Shareholders of JNL/Ivy Asset Strategy Fund (“Fund”), a series of the Trust, to be held on March 21, 2016, at 11:00 a.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”).

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	JNL/Ivy Asset Strategy Fund (“Fund”) only. To approve certain investment strategy changes for the Fund (“Proposal” or “Strategy Changes”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about January 29, 2016.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual report to Shareholders.

The Trust’s most recent annual and semi-annual reports to Shareholders, which include financial statements of the Trust as of December 31, 2014 (audited) and June 30, 2015 (unaudited), may be obtained without charge, by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Agreement and Declaration of Trust for JNL Series Trust, dated June 1, 1994 (“Declaration of Trust”), provides that 30% of the shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, and that 30% of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a Shareholders’ meeting.  The presence of Jackson National and/or Jackson National Life Insurance Company of New York (collectively, the “Insurance Company”), through the presence of an authorized representative, constitutes a quorum.

The Declaration of Trust further provides that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.  A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger.  At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.  A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust.  Unless otherwise specified in the proxy, the proxy shall apply to all shares of each Fund owned by the Shareholder.

Required Vote

The Declaration of Trust provides that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, and a plurality of the votes is sufficient to elect a Trustee, unless more than a simple majority is required by law or the Declaration of Trust.  Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The approval of a proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal could have the same practical effect as an instruction to vote against the proposal.

Approval of the Strategy Changes by the Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the Investment Company Act of 1940, as amended, (the “1940 Act”), which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the Strategy Changes are approved by Shareholders of the Fund, they will be implemented on or about April 25, 2016.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust.  Interests in the Fund, a series of the Trust, are represented by shares.  Shares of the Fund currently are sold only to separate accounts of Jackson National or Jackson National Life Insurance Company of New York (“Jackson of NY”) to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by Jackson National or Jackson of NY (the “issuing insurers”), to qualified employee benefit plans of Jackson National or directly to Jackson National, Jackson of NY or to regulated investment companies.  Although the issuing insurers legally own all of the shares of the Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of the Fund.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract.  The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts (“Contract Owners”) with assets invested in the Fund.  Contract Owners at the close of business on January 22, 2016 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session.  Jackson National and Jackson of NY will vote shares owned by themselves or by the qualified plans in proportion to voting instructions timely given by Contract Owners.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract Owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract Owner in accordance with the Contract Owner’s instructions. If a Contract Owner merely signs and returns the form, the issuing insurer will vote those shares in favor of the Proposal. If the Contract Owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract Owners.  The issuing insurers have fixed the close of business on March 17, 2016, as the last day on which voting instructions will be accepted.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting.  The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The issuing insurers will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions.

SUMMARY OF THE PROPOSAL

PROPOSAL: TO APPROVE CERTAIN INVESTMENT STRATEGY CHANGES TO THE JNL/IVY ASSET STRATEGY FUND

Introduction

This proxy statement is being furnished to Shareholders of the Fund, a series of the Trust.  This proxy statement relates to certain investment strategy changes that would change the Fund into a multi-manager structure focusing on both equity and fixed income securities (the “Strategy Changes”).  The Trust is providing this proxy statement to Shareholders investing in the Fund as of January 22, 2016, the Record Date.

At the meeting of the Board held on December 8-9, 2015, Jackson National Asset Management, LLC (“JNAM” or “Adviser”), whose address is 225 W. Wacker Drive, Chicago, Illinois 60606, recommended and the Board approved the Strategy Changes. The Board, including all Trustees who are not “interested persons” of the Trust (as defined by the 1940 Act) (“Independent Trustees”), approved the Record Date as of the close of business on January 22, 2016, for determination of Shareholders entitled to receive the proxy statement regarding the Strategy Changes for the Fund, and for Shareholders to vote on the Strategy Changes.  The Strategy Changes are further described below under “Information Concerning the Investment Strategy Changes for the JNL/Ivy Asset Strategy Fund.”

Also at the meeting of the Board held on December 8-9, 2015, the Board, including the Independent Trustees, of the Fund unanimously voted to add First Pacific Advisors, LLC (“FPA”) and DoubleLine Capital LP (“DoubleLine”) as sub-advisers for the Fund in addition to Ivy Investment Management Company, the current sub-adviser for the Fund.  The Board also unanimously approved new investment sub-advisory agreements between JNAM and FPA appointing FPA as a sub-adviser for the Fund, and between JNAM and DoubleLine appointing DoubleLine as a sub-adviser for the Fund.  In addition, the Board unanimously approved a change in the Fund’s name to JNL/FPA + DoubleLine Flexible Allocation Fund.  The appointments of both FPA and DoubleLine as sub-advisers for the Fund and the changes to the name of the Fund are all effective as of April 25, 2016 and are contingent upon Shareholder approval of the Strategy Changes.

The Trust, a Massachusetts business trust, is an open-end management investment company, commonly known as a mutual fund, registered under the 1940 Act.  The Trust currently offers shares in 99 funds.

As Adviser to the Trust, JNAM selects, contracts with, compensates, and monitors sub-advisers (“Sub-Advisers”) to manage the investment and reinvestment of the assets of each of the funds, including the Fund.  In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of each series of the Trust, and reviews the performance of the Sub-Advisers and reports on such performance to the Board.  JNAM manages certain funds’ assets on a day-to-day basis, and is responsible for the allocations of some of the series of the Trust.

JNAM is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Fund’s Administrator. Jackson National Life Distributors LLC (“JNLD”), whose address is 7601 Technology Way, Denver, Colorado 80237, is the principal underwriter of the shares of the Fund. JNLD is a wholly-owned subsidiary of Jackson National.

Information Concerning the Investment Strategy Changes for the JNL/Ivy Asset Strategy Fund

JNAM is recommending certain investment strategy changes for the Fund, which is currently sub-advised only by Ivy Investment Management Company (“Ivy”).  The Strategy Changes are being proposed to convert the Fund from a single manager Fund with Ivy acting as the sole sub-adviser to a multi-manager structure with the addition of FPA and DoubleLine as sub-advisers for the Fund.  Both FPA and DoubleLine will be responsible for managing a portion of the Fund’s assets.  In acting as a sub-adviser for the Fund, FPA will seek to pursue a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market capitalizations, geographies and sectors with the long-term objective of achieving equity rates of return with less risk than the market (the “FPA Strategy”). Alternatively, DoubleLine intends, under normal circumstances, and to the extent use of the FPA Strategy leaves a substantial portion of the Fund’s assets available for other investment by the Fund, to invest all or a portion of the Fund’s assets in a portfolio of debt instruments to seek to provide additional long-term total return. DoubleLine may also choose to invest all or a portion of the Fund’s assets in debt instruments or one or more fixed income funds managed by DoubleLine. Lastly, Ivy will continue to serve as the sub-adviser only with respect to certain private investments held by the Fund.  It is currently contemplated that the duration of Ivy’s involvement as sub-adviser to the Fund will be for however long it takes to sell these private investments.

All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Fundamental investment restrictions or policies cannot be changed, as a matter of law, without shareholder approval. There are no changes to the fundamental policies being proposed. Additionally, there will be no change to the investment objective or total expenses for the Fund. There will, however, be changes to the sub-advisers, portfolio managers, principal investment strategies and the principal risks of the Fund. The Board approved certain changes to the principal risks of the Fund to add equity securities risk, extension risk, fixed income risk and short sales risk and to remove subsidiary risk and tax risk . The Board has also approved the following investment strategy changes for the Fund which are reflected in italics as follows:

Principal Investment Strategies. The Fund seeks to achieve its investment objective by allocating among strategies managed by unaffiliated investment managers (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.~~The Fund seeks to achieve its objective by allocating its assets primarily among stocks, bonds (including high-yield or “junk bonds”), and short-term instruments of issuers in markets located around the globe, including those in emerging markets, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies.~~  Ivy Investment Management Company (“Ivy”) will continue to serve as the sub-adviser only with respect to certain private investments held by the Fund. It is currently contemplated that the duration of Ivy’s involvement as sub-adviser to the Fund will be for however long it takes to sell these private investments.

~~The Sub-Adviser may allocate the Fund’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. The Sub-Adviser may exercise a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization, or industry sector. The Fund may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to diversification limits, the Fund also may invest up to 25% of its total assets in precious metals. The Fund may invest up to 100% of its total assets in foreign securities.~~

Each Sub-Adviser uses different investment strategies in managing Fund assets, acts independently from the other Sub-Adviser, and uses its own methodology for selecting investments.

Below are the principal investment strategies for the Fund. The Sub-Advisers may implement other investment strategies in keeping with the Fund’s objective.

First Pacific Advisors, LLC (“FPA”)

FPA pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure, and in a variety of market capitalizations, geographies and sectors with the long-term objective of achieving equity rates of return with less risk than the market. Being contrarian in nature means the management team focuses on out-of-favor securities, does not pay close attention to benchmark weightings and is willing to hold meaningful amounts of cash for prolonged periods if opportunities for investment do not present themselves. FPA defines “value” as companies whose equity securities are trading at a substantial discount to private market value. Investments typically include common and preferred stock, convertible securities, corporate, high yield, and government debt, generally with market capitalization greater than $10 billion at time of purchase. In addition, FPA employs a short selling strategy for a portion of the Fund.

DoubleLine Capital LP (“DoubleLine”)

Under normal circumstances, and to the extent use of the FPA strategy leaves a portion of the Fund’s assets available for other investment by the Fund, DoubleLine intends to invest those assets in a portfolio of debt instruments to seek to provide additional long-term total return. Alternatively, DoubleLine may choose to invest all or a portion of the Fund’s assets in debt instruments or one or more fixed income funds managed by DoubleLine. DoubleLine pursues a “Short-Intermediate Plus” fixed income strategy, comprised primarily of investment-grade bonds with a duration range of 1 to 4 years. Sector exposure is expected to be diversified, with a bias to securitized securities and a minimum of 25% in agency mortgages, a maximum of 20% in non-agency residential mortgage-backed securities and commercial mortgage-backed securities, and a maximum of 33 1/3% in below investment-grade securities. By maintaining a relatively low duration, DoubleLine expects the portfolio’s interest-rate sensitivity to be decreased, while active management across fixed income sectors can act to potentially lower credit and interest-rate risk. Because bonds have typically produced positive returns during periods of equity market stress, the underlying bond portfolio should help reduce overall risk during periods of market decline.

Generally, the Fund may invest in futures contracts, futures-related instruments and equity swaps, including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps, global developed and emerging market currency forwards, global developed fixed income futures, bond futures and swaps on bond futures and may also invest in commodity futures and swaps on commodity futures (collectively, “Instruments”).  ~~The Fund will seek to~~

~~gain exposure to commodity futures and swaps on commodity futures primarily by investing in JNL/FPA + DoubleLine Flexible AllocationIvy Asset Strategy Fund Ltd. (“Subsidiary”), which invests primarily in precious metals and those futures and swaps (as described more fully below).~~These Instruments may be used for investment or speculative purposes, hedging or as a substitute for investing in conventional securities.

~~The Fund may invest up to 25% of the value of its total assets in the Subsidiary. The Subsidiary is a wholly owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary invests primarily in precious metals, commodity futures and swaps on commodity futures, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law, rules and regulations that apply to regulated investment companies (“RICs”). The Subsidiary is subject to the same general investment policies and restrictions as the Fund, except that, unlike the Fund, the Subsidiary is able to invest without limitation in precious metals and commodity-related investments subject to the same 1940 Act asset coverage requirements that are applicable to the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.  The Subsidiary is advised by Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and has the same money managers as the Fund. The Trust’s President and Vice President, who are the President and Chief Operating Officer, respectively, of JNAM, serve as directors of the Subsidiary. The Subsidiary has entered into a separate investment advisory agreement with JNAM for the management of the Subsidiary’s portfolio pursuant to which JNAM has agreed to receive an advisory fee for services to the Subsidiary calculated in the same manner as the advisory fee the Fund pays. See section entitled “Management Fee” in the Prospectus.~~

JNAM believes that the Strategy Changes reflected above are in the best interest of the Fund and its Shareholders because the Fund will benefit from the input of several managers and can diversify its focus by investing in both equity and fixed income securities.  The Board has approved the changes in the principal investment strategies for the Fund.  If the Proposal is approved by the Fund’s Shareholders, the Strategy Changes will be effective April 25, 2016.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSAL.

INFORMATION REGARDING THE NEW SUB-ADVISERS FOR THE FUND

This Proxy Statement also serves as an Information Statement and is being furnished to Shareholders of the Fund in lieu of a proxy statement pursuant to the terms of an exemptive order (“Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (“SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing sub-advisers that are not affiliates of the Adviser (other than by reason of serving as a sub-adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change sub-advisers from time to time without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in sub-advisers, pursuant to the Order.  A copy of the FPA Sub-Advisory Agreement and amendment to the Agreement is attached to this Proxy Statement as Appendix A, and a copy of the DoubleLine Sub-Advisory Agreement and amendments to the Agreement is attached to this Proxy Statement as Appendix B.

Appointment of FPA and DoubleLine as New Sub-Advisers for the Fund

On December 8-9, 2015, the Board, including all of the Independent Trustees, considered information relating to a sub-advisory agreement between JNAM and FPA (the “FPA Sub-Advisory Agreement”), and a sub-advisory agreement between JNAM and DoubleLine (the “DoubleLine Sub-Advisory Agreement,” together with the FPA Sub-Advisory Agreement, the “Sub-Advisory Agreements”) with respect to the Fund.  In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Sub-Advisory Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its considerations.  At the conclusion of the Board’s discussions, the Board approved the Sub-Advisory Agreements and amendments thereto both through September 30, 2017.  The information in this summary outlines the Board’s considerations associated with its approval of the Sub-Advisory Agreements.

In reviewing the Sub-Advisory Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (5) other benefits that may accrue to FPA and/or DoubleLine through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Sub-Advisory Agreements.

Before approving the Sub-Advisory Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM, FPA and DoubleLine, and to consider the terms of each Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that each Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by both FPA and DoubleLine.

For the Fund, the Board considered the investment sub-advisory services to be provided by both FPA and DoubleLine.  The Board noted JNAM’s evaluation of both FPA and DoubleLine, as well as JNAM’s recommendations, based on its review of FPA and DoubleLine, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of both FPA’s and DoubleLine’s portfolio managers who would be responsible for the day-to-day management of their sleeve of the Fund.  The Board reviewed information pertaining to both FPA’s and DoubleLine’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to FPA and DoubleLine. The Board considered compliance reports about FPA and DoubleLine from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by both FPA and DoubleLine under the Sub-Advisory Agreements.

Performance

The Board reviewed the performance of FPA’s investment mandate with similar investment strategies to that of the portion or sleeve of the Fund that FPA is expected to manage.  The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the FPA Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fees to be paid to both FPA and DoubleLine.  For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by FPA and DoubleLine to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  While the Board considered the Fund’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the Fund’s proposed sub-advisory fee is higher than the peer group average.  The Board noted that the sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.  The Board concluded that the sub-advisory fee i s in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM, FPA and DoubleLine, the Board noted that, although the FPA and DoubleLine Sub-Advisory Agreements do not include breakpoints, the Fund’s advisory fee contains breakpoints that decrease the fee rate as assets increase.  The Board thus concluded that the advisory fee in some measure shares economies of scale with the Fund’s shareholders.

Other Benefits to JNAM, FPA and DoubleLine

In evaluating the benefits that may accrue to FPA and DoubleLine through their relationship with the Fund, the Board noted that FPA and/or DoubleLine may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of each Sub-Adviser as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the FPA Sub-Advisory Agreement and the DoubleLine Sub-Advisory Agreement.

Investment Sub-Advisory Agreements

Both the FPA Sub-Advisory Agreement and the DoubleLine Sub-Advisory Agreement provide that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually. The Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. The Sub-Advisory Agreements also terminate automatically in the event of their assignment.

The Sub-Advisory Agreements generally provide that each Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of each Sub-Adviser’s duties under the Sub-Advisory Agreements or their failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreements. There are no material differences between the Investment Sub-Advisory Agreements of Ivy, FPA and DoubleLine.

The addition of FPA and DoubleLine as Sub-Advisers for the Fund will not increase the management fees to be paid by the Fund. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Ivy Asset Strategy Fund
Advisory Rates Before the Change in Sub-Adviser

Net Assets	Rate
$ 0 to $1.5 billion $1.5 billion to $ 2 billion Over $ 2 billion	.85% .8 0% .75%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/FPA + DoubleLine Flexible Allocation Fund
Advisory Rates After the Change in Sub-Adviser

Net Assets	Rate
$ 0 to $1.5 billion $1.5 billion to $ 2 billion Over $ 2 billion	.85% .8 0% .75%

JNAM is responsible for paying all Sub-Advisers out of its own resources.  Under the FPA Sub-Advisory Agreement and the DoubleLine Sub-Advisory Agreement, the sub-advisory fee schedules are different from the sub-advisory fee schedule used to compensate Ivy.  Ivy is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

Fund	Sub-Adviser	Aggregate Fees Paid to Sub-Adviser
		Dollar Amount	As a percentage of Average Daily Net Assets for the period ended December 31, 2015
JNL/Ivy Asset Strategy Fund	Ivy	$12,623,081	0.46%

Under the FPA Sub-Advisory Agreement and the DoubleLine Sub-Advisory Agreement, both FPA and DoubleLine will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/FPA + DoubleLine Flexible Allocation Fund
Sub-Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $1.5 Billion	0.47%
$1.5 Billion to $2.5 Billion	0.43%
Amounts over $2.5 Billion	0.40%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2015. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the addition of FPA and DoubleLine as sub-advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Ivy Asset Strategy Fund	$23,073,120

For the year ended December 31, 2015, JNAM paid Ivy $ 12,623,081 in sub-advisory fees for its services to the Fund.  The pro forma sub-advisory fees paid to FPA would have been $ 9,908,965 , assuming the FPA Sub-Advisory Agreement was in place for the applicable period.  Additionally, the pro forma sub-advisory fees paid to DoubleLine would have been $ 2,201,992 , assuming the DoubleLine Sub-Advisory Agreement was in place for the applicable period.

Description of FPA

FPA is located at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.  FPA is independently owned with 31 investment professional and 77 employees in total.  As of December 31, 2015, FPA had approximately $ 30.2 billion in assets under management.  FPA’s equity and fixed income styles are linked by a common fundamental value orientation.  FPA’s goal is to provide a consistent, risk-averse and disciplined approach to long-term investing in individual securities with the objective of achieving superior total returns for client portfolios.

Executive/Principal Officers, Directors, and General Partners of FPA:

Names	Principal Address	Title
AHITOV, ARIK, A.	11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Managing Partner
ATWOOD, JAMES, RICHARD	11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Managing Partner
RODRIGUEZ, ROBERT, LOUIS	11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Managing Partner
ROMICK, STEVEN, TODD	11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Managing Partner
ATTEBERRY, THOMAS, HUNTER	11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Partner
BRYAN, DENNIS, MICHAEL	11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Partner
HANCOCK, J., MARK	11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Partner
LANDECKER, MARK	11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Partner
MIZRAHI, NICO, Y.	11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Partner
SELMO, BRIAN, ANTHONY	11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Partner
WEINER, LEORA, REBECCA	11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Managing Director, General Counsel & Chief Compliance Officer

FPA is an independently owned investment management firm. Robert L. Rodriguez, Steven T. Romick, and Brian A. Selmo are 10% or greater shareholders.

As the Sub-Adviser to the Fund, FPA will provide the Fund with investment research, advice and supervision, and manage its respective portion of the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the Fund’s Prospectus dated April 25, 2016.  The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated April 25, 2016, under the heading “Principal Risks of Investing in the Fund.”

As of January 22, 2016, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of FPA, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in FPA or any other entity controlling, controlled by or under common control with FPA. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2015, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which FPA, any parent or subsidiary of FPA, or any subsidiary of the parent of such entities was or is to be a party.

Description of DoubleLine

DoubleLine is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. DoubleLine is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. DoubleLine is an independent, employee-owned money management firm, founded in 2009. It provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts. As of December 31, 2015, DoubleLine had approximately $85 billion in assets under management.

Executive/Principal Officers, Directors, and General Partners of DoubleLine:

Names	Principal Address	Title
GUNDLACH, JEFFREY E.	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Chief Executive Officer; Chief Investment Officer; Director; Limited Partner; Executive Committee Member
BARACH, PHILIP, ALAN	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	President; Limited Partner; Executive Committee Member
DOUBLELINE CAPITAL GP LLC	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	General Partner
LUCIDO, LOUIS, CHARLES	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Chief Operating Officer; Limited Partner; Executive Committee Member
GALLIGAN, JOSEPH, JOHN	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Executive Vice President; Limited Partner; Executive Committee Member
OAKTREE FUND GP II, L.P.	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Limited Partner
KIRK, KEITH, THOMAS	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Deputy General Counsel/Chief Compliance Officer; Limited Partner; Executive Committee Member
CHASE, HENRY, VANN	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Chief Financial Officer; Limited Partner; Executive Committee Member
LARISCY, EARL, A.	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	General Counsel; Limited Partner; Executive Committee Member
REDELL, RONALD, ROBERT	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Executive Committee Member; Limited Partner
SANTA ANA III, CRIS	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Chief Risk Officer; Limited Partner; Executive Committee Member
SOSA, IGNACIO, ELPIDIO	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Executive Committee Member; Director Product Solutions Group

Names	Principal Address	Title
VAN EVERY, BARBARA	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Executive Committee Member; Limited Partner; Director Investor Services
MOORE, CASEY	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Chief Technology Officer; Limited Partner; Executive Committee Member
STALLINGS, R. BRENDT	333 South Grand Ave., Suite 1800 Los Angeles, CA 90071	Executive Committee Member

DoubleLine is a limited partnership with Oaktree Fund GP II, L.P., Jeffrey E. Gundlach, and Philip A. Barach as 10% or more shareholders.

As the Sub-Adviser to the Fund, DoubleLine will provide the Fund with investment research, advice and supervision, and manage its respective portion of the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the Fund’s Prospectus which is expected to be dated April 25, 2016.  The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated April 25, 2016, under the heading “Principal Risks of Investing in the Fund.”

As of January 22, 2016, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of DoubleLine, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in DoubleLine or any other entity controlling, controlled by or under common control with DoubleLine. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2015, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which DoubleLine, any parent or subsidiary of DoubleLine, or any subsidiary of the parent of such entities was or is to be a party.

JNL/FPA + DoubleLine Flexible Allocation Fund

The JNL/FPA + DoubleLine Flexible Allocation Fund will be managed by three separate sub-advisers focusing on their respective sleeves. The individual members of the team who will be primarily responsible for the day-to-day management of the JNL/FPA + DoubleLine Flexible Allocation Fund’s portfolio are as follows:

Jeffrey Gundlach, Founder, Chief Executive Officer and Chief Investment Officer of DoubleLine

Jeffrey E. Gundlach is the founder, Chief Executive Officer, and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of DoubleLine since its inception in December 2009. Mr. Gundlach has a B.A. in Mathematics and Philosophy from Dartmouth College.

Steven Romick, CFA, Managing Partner of FPA

Steven Romick, CFA, Managing Partner, joined FPA in 1996. He serves as Portfolio Manager of the FPA Contrarian Value Strategy, including the FPA Crescent Fund. He is also the Portfolio Manager for the FPA Hawkeye Strategy, Co-Portfolio Manager for the FPA Multi-Advisor Strategy and Portfolio Manager for Source Capital, Inc.  Prior to joining FPA, Mr. Romick was Chairman of Crescent Management and a consulting security analyst for Kaplan, Nathan & Co. Mr. Romick earned a Bachelor’s degree in Education from Northwestern University.

Mark Landecker, CFA, Partner of FPA

Mark Landecker, CFA, Partner, joined FPA in 2009. He serves as Portfolio Manager for the FPA Crescent Fund.  He also serves as Portfolio Manager for the FPA Select Fund, FPA Global Opportunity Fund, and serves as Portfolio Manager for Source Capital, Inc. Prior to joining FPA, Mr. Landecker served as Portfolio Manager at both Kinney Asset Management and Arrow Investments, Inc., and as associate at TD Capital and PricewaterhouseCoopers.  Mr. Landecker earned a BBA (with honors) from the Schulich School of Business, York University, Toronto, Canada.

Brian A. Selmo, CFA, Partner of FPA

Brian A. Selmo, CFA, Partner, joined FPA in 2008. He serves as Portfolio Manager and Director of Research for the FPA Contrarian Value Strategy, including FPA Crescent Fund.  He is also the Portfolio Manager for the FPA Select Fund, FPA Value Partners Fund, and Portfolio Manager for Source Capital, Inc. Prior to joining FPA, Mr. Selmo was founder and managing member of Eagle Lake Capital,

LLC, and Portfolio Manager of its predecessor.  Previously, Mr. Selmo was an analyst at Third Avenue Management and Rothschild, Inc.  Mr. Selmo earned a Bachelor’s degree in Economics (with honors) from The Johns Hopkins University, where he graduated Phi Beta Kappa.

Michael L. Avery, Executive Vice President of Ivy

Mr. Avery has been a portfolio manager for the Fund since its inception.  He is Executive Vice President of Ivy and Waddell & Reed Investment Management Company (“WRIMCO”), an affiliate of Ivy, Vice President of Ivy Funds and Vice President of other investment companies for which WRIMCO serves as investment manager, and has served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981.  Mr. Avery has served as President of Waddell & Reed Financial, Inc. (“WDR”) since January 2010.  He formerly served as Chief Investment Officer (“CIO”) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and Ivy from June 2005 until August 2010.  From August 1987 until June 2005, Mr. Avery had served as the Director of Equity Research for Ivy and for WRIMCO and its predecessor.  He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

F. Chace Brundige, Senior Vice President of Ivy

Mr. Brundige has held his responsibilities for the Fund since August 2014.  In 2003, he joined WRIMCO as an assistant portfolio manager for the large cap growth team, and became a portfolio manager in February 2006.  He is a Senior Vice President of Ivy and WRIMCO, and Vice President of and portfolio manager for other investment companies for which Ivy or WRIMCO serves as investment manager.  Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business.  Mr. Brundige is a Chartered Financial Analyst.

Cynthia Prince-Fox, Senior Vice President of Ivy

Ms. Prince-Fox has held her responsibilities for the Fund since August 2014.  She is a Senior Vice President of Ivy and WRIMCO, and Vice President and portfolio manager for other investment companies for which Ivy and WRIMCO serves as investment manager.  In addition, Ms. Prince Fox served as Chief Investment Officer of Austin, Calvert & Flavin, Inc., a former affiliate of WRIMCO, from November 2004 to July 2009 and, previously, as Co-Chief Investment Officer for Austin, Calvert & Flavin, Inc., from February 2002 to November 2004.  She has also served as portfolio manager for investment companies managed by WRIMCO since January 1993.  Ms. Prince-Fox earned a BBA degree in Finance from St. Mary’s University at San Antonio, Texas and has earned an MBA with an emphasis in Finance from Rockhurst College.

Other Investment Companies Advised by FPA

The following table sets forth the size, rate of compensation, and any rate deductions for another fund advised by FPA having similar investment objectives and policies as those of the Fund.

Similar Mandate	Assets Under Management as of 11/30/2015	Rate of Compensation	Advisory Fee Rate (Gross) as of the fund’s semi- annual report dated 6/30/15	Advisory Fee Rate (Net)
1	$655,110,541.20	0.725% for the first $100 million of total net assets 0.700% for the next $100 million of total net assets 0.675% for any total net assets in excess of $200 million	0.68% blended advisory fee rate	N/A

Other Investment Companies Advised by DoubleLine

There are no other funds advised by DoubleLine having similar investment objectives and policies as those of the Fund.

Fund Transactions and Brokerage for the Trust

During the year ended December 31, 2015, the JNL/Ivy Asset Strategy Fund paid 0 % in commissions to affiliated broker-dealers.

During the year ended December 31, 2015, the JNL/Ivy Asset Strategy Fund paid $ 4,128,747 in administration fees and $ 5,503,600 in 12b-1 fees to the Adviser and/or its affiliated persons.  The Board approved an amendment to the investment advisory contract and these services will continue.

OUTSTANDING SHARES

The Trustees have fixed the close of business on January 22, 2016, as the Record Date for the determination of the Shareholders entitled to vote at the Meeting.  Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share.  As of the Record Date, there were issued and outstanding the following number of Fund shares:

Fund	Shares Outstanding
JNL/Ivy Asset Strategy Fund – Class A	200,057,735.555
JNL/Ivy Asset Strategy Fund – Class B	55,776.779

As of January 22, 2016, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because shares in the Trust are sold only to Jackson National, Jackson of NY, certain Funds of the Trust and certain investment companies managed by affiliates of the Adviser organized as Fund of Funds, and to certain qualified and unqualified retirement plans, Jackson National, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes.  As may be required by applicable law and interpretations of the staff of the SEC, Jackson National and Jackson of NY will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to Shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable.  This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson National through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted in the same proportions as those shares for which voting instructions are received from variable contract owners.  This is sometimes referred to as “echo” voting.

As of the Record Date, January 22, 2016, no person s owned 5% or more of the shares of the Fund either beneficially or of record.

Contract Owners may be deemed to have an indirect beneficial interest in the Fund shares owned by the separate accounts.  As noted above, Contract Owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  As of January 22, 2016, no persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

CONTINGENCY PLAN

If the Proposal is not approved by Shareholders of the Fund, the investment strategies for the Fund will not change as described under the “Summary of the Proposal” section.  In that case, the Board will consider what, if any, course of action should be taken.  While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the Shareholders of the Fund to approve the Strategy Changes.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, JNAM or Jackson National.

JNAM, as the Trust’s Administrator, has retained the services of Computershare Fund Services (“Computershare”), 280 Oser Avenue, Hauppauge, New York 11788, to assist in the solicitation of voting instructions.  The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $ 19,892 .

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM.  The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED.
A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Mark D. Nerud
President and Chief Executive Officer

Dated: January 29, 2016
Lansing, Michigan

Exhibit A

Investment Sub-Advisory Agreement and Amendment Between Jackson National Asset Management, LLC and First Pacific Advisors, LLC

Investment Sub-Advisory Agreement

This Agreement, effective as of the 27th day of April 2015, is by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and First Pacific Advisors, LLC (“Sub-Adviser”), a Limited Liability Company organized in the State of Delaware.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated as of January 31, 2001, Amended and Restated as of February 28, 2012, Amended and Restated as of December 1, 2012, and further Amended and Restated as of July 1, 2013, as amended, with JNL Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement.  Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser.  References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Trust’s Board of Trustees (“Board”), such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

Services to be Rendered by the Sub-Adviser to the Trust

As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

As part of the services it will provide hereunder, the Sub-Adviser will:

obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

keep the Board and the Adviser fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the

Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

cooperate fully with the Trust’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Fund for which market prices are not readily available.  In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate and to the extent permissible by applicable privacy laws and regulations, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters known to the Sub-Adviser which they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies applicable to the services provided hereunder by the Sub-Adviser or about which it is otherwise informed in writing by the Adviser; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the

Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document reasonably promptly after they are adopted or published.

Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers,  counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act. This shall also not be deemed to prohibit consultations by the Sub-Adviser with current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund.  Sub-Adviser will report to the Board and to Adviser with respect to the implementation of the Sub-Adviser’s investment program with respect to each Fund as reasonably requested by the Board or the Adviser.

The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund.  The Sub-Adviser will provide to the Adviser copies of all agreements regarding such brokerage arrangements. The Sub-Adviser will place all orders with brokers, dealers, or issuers necessary to carry out its obligations hereunder with respect to each Fund, and will negotiate related brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided in writing to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold with those of other clients of the Sub-Adviser and shall use its best efforts to obtain for each

Fund best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.

Subject to such policies and procedures as the Board may determine and communicate in writing to the Sub-Adviser, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services the Adviser, the Sub-Adviser and each Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act). Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Trust’s Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best price and execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

The Sub-Adviser shall ensure that each Fund’s portfolio of investments complies with the portfolio diversification provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5. Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent or reckless actions or omissions, disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board, vote proxies with respect to each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser.

The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the  Board of Trustees from time-to-time.

Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement. The Sub-Adviser agrees that the fee rate paid to the Sub-Adviser shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other future investment company client, registered under the Investment Company Act, being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as each Fund.

Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

Liability and Indemnification

Except as may otherwise be required by applicable law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any act or omission of the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any act or omission of the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein.

Representations of Adviser

The Adviser represents, warrants and agrees that:

The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

The Adviser certifies that as of the date of this Agreement the Trust is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

The Adviser, through its designated administrator or sub-administrator, will regularly notify the Sub-Adviser if any “government entity” assets, within the meaning of Rule 206(4)-5 under the Advisers Act, are contributed to any Fund.

The Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, and will review any amendments thereto from time to time, and represents and warrants that such Prospectus and SAI contain, as of the date hereof and as of the date of any such amendment, contain and will contain no untrue statement of any material fact and do not and will not omit any statement of a material fact necessary to make the statements contained therein not misleading, provided that this will not apply to any statement or omission made in reliance upon information furnished to the Adviser or the Trust in writing by the Sub-Adviser for inclusion therein.

Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund; provided however, that routine regulatory examinations shall not be required to be reported by this provision. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, and represents and warrants that, with respect to the disclosure therein about the Sub-Adviser or information relating to the Sub-Adviser, such Prospectus and SAI contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact necessary to make the statements contained therein not misleading. The Sub-Adviser will promptly review any amendment from time to time to such Prospectus and SAI provided to it by the Adviser or the Trust, and will notify them of any untrue statement of any material fact therein, and any statement of a material fact therein necessary to make the statements contained therein not misleading, with respect to the disclosure therein about the Sub-Adviser or information relating to the Sub-Adviser.

The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The Sub-Adviser will promptly provide the Adviser any amendments thereto. As requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments and annual updates to the Adviser. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any proposed changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide the Adviser any amendments thereto. The Sub-Adviser will maintain its insurance coverage at least at the amounts set forth in the summary.

The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in written offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust. However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent (i) such professionals provide services to a Fund, and (ii) are not replaced promptly with professionals of comparable experience and quality.

The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust with respect to the foregoing matters, materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

Commodity Exchange Act Matters

A.        The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)            with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (“NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)           with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)          only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.        The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)            the Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC’s regulations to be so registered and is a member of the NFA if required to be a member thereof;

(ii)           if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)          if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations.

C.        The Adviser and the Sub-Adviser each further agree that:

(i)            to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or take reasonable steps to cause such Fund to comply, with all such requirements;

(ii)           the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)          the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)          the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever a Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. It is understood and agreed that the managers, members, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, managers, members, officers, directors, trustees, or employees of any other firm or corporation.

The Adviser acknowledges that the commissions charged to the Funds may differ from those charged to other clients of Sub-Adviser as a result of those clients’ specific brokerage account arrangements. The Adviser further acknowledges that, to the extent then consistent with the Sub-Adviser’s current internal policies and procedures (i) the Sub-Adviser may give advice, take action and effect transactions in the performance of its duties with respect to the Funds which may be the same as, or may be different from, (A) advice given or (B) the time or nature of action taken or transactions effected, with respect to one or more of the Sub-Adviser’s other clients or any of the Sub-Adviser’s officers, managers, members or employees or any family member thereof and (ii) the Sub-Adviser and/or any of the Sub-Adviser’s officers, managers, members or employees, or any family member thereof may have an interest in one or more securities, instruments or obligations in which transactions are effected for the Fund or in any issuer thereof.  Nothing in this Agreement shall be deemed to obligate the Sub-Adviser to recommend or effect for the Fund a transaction in any security, instrument or obligation for which a transaction has been or may be recommended or effected for any other client, for the Sub-Adviser and/or for any of the Sub-Adviser’s officers, managers, members or employees, or any family member thereof.

Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of any such submission.

Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed by either party (or any such agents, employees and representatives of such party or its affiliates) to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied or produced by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust, except that any similar information or advice provided by the Sub-Adviser to its other clients in the ordinary course of managing such clients’ accounts will not be considered a violation of this Section 12. Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2016. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of the Trust, or of the

Adviser, or of the Sub-Adviser (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice by either party to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Sections 5, 11, 12 and 23 herein shall survive the termination of this Agreement.

Use of Sub-Adviser’s Name

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name of the Sub-Adviser and its affiliates are the valuable property of the Sub-Adviser and its affiliates. The Sub-Adviser hereby grants the Adviser and the Trust the right to use such name(s), derivatives, logos, trademarks or service marks or trade names so long as this Agreement is in effect. Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser hereby consents to the names of the Funds as set forth in Schedule A to this Agreement.

Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Fund of the Trust.

Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made by the Sub-Adviser without the prior written consent of the Trust and the Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the managers, members, officers or employees of the Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund. The Trust is an intended third-party beneficiary of this Agreement.

Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person, by email, by registered or certified mail or by a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	First Pacific Advisors, LLC
11601 Wilshire Blvd
Suite 1200
Los Angeles, CA 90025
Attention: General Counsel
lweiner@fpafunds.com

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Funds, the obligations hereunder shall be limited to the respective assets of each respective Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Michigan, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

With respect to a Fund for which the Adviser has not claimed an exclusion under CFTC Regulation 4.5, the following language applies:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of this 21st day of April, 2015, effective April 27, 2015.

Jackson National Asset Management, LLC

By:	/s/ Susan S. Rhee

Name:	Susan S. Rhee

Title:	Senior Vice President, General Counsel and Secretary

First Pacific Advisors, LLC

By:	/s/ Leora R. Weiner

Name:	Leora R. Weiner

Title:	Managing Director and General Counsel

Schedule A
April 27, 2015

Funds
JNL Multi-Manager Alternative Fund

Schedule B
April 27, 2015
 (Compensation)

JNL Multi-Manager Alternative Fund
Average Daily Net Assets	Annual Rate
For the portion of Average Daily Net Assets managed by First Pacific Advisors, LLC	1.00%

Amendment
to
Investment Sub-Advisory Agreement
Between
Jackson National Asset Management, LLC
and
First Pacific Advisors, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (“Adviser”), and First Pacific Advisors, LLC, a Limited Liability Company organized in the state of Delaware (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 27th day of April, 2015, (“Agreement”), whereby the Adviser appointed the Sub-Adviser to render investment advisory services for the portion of each fund’s assets allocated to the Sub-Adviser (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the Agreement to add the following fund: the JNL/FPA + DoubleLine Flexible Allocation Fund and its respective fees, effective April 25, 2016.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 25, 2016, attached hereto.

Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 25, 2016, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective as of April 25, 2016.

Jackson National Asset Management, LLC		First Pacific Advisors, LLC

By:		By:

Name:	Mark D. Nerud	Name:	Leora R. Weiner

Title:	President and CEO	Title:	Managing Director, General Counsel

Schedule A
April 25, 2016

Funds
JNL Multi-Manager Alternative Fund
JNL/FPA + DoubleLine Flexible Allocation Fund (for the portion of assets managed by First Pacific Advisors, LLC)

Schedule B
April 25, 2016
(Compensation)

JNL Multi-Manager Alternative Fund
Average Daily Net Assets	Annual Rate
For the portion of Average Daily Net Assets managed by First Pacific Advisors, LLC	1.00%

JNL/FPA + DoubleLine Flexible Allocation Fund
Average Daily Net Assets	Annual Rate
For the portion of Average Daily Net Assets managed by First Pacific Advisors, LLC	0.60%

Exhibit B

Investment Sub-Advisory Agreement and Amendments Between Jackson National Asset Management, LLC and DoubleLine Capital LP

Investment Sub-Advisory Agreement

This Agreement is effective this 28th day of September, 2015, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”) and DoubleLine Capital LP, a Delaware limited partnership and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated as of January 31, 2001, Amended and Restated as of February 28, 2012, Amended and Restated as of December 1, 2012, and further Amended and Restated as of July 1, 2013, as amended with the Trust;

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (the “Funds” or each a “Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Subject to the approval of the Board of Trustees of the Trust (the “Board of Trustees”), Adviser represents and warrants that it has full legal power and authority to enter into this Agreement and to delegate investment advisory services, and hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement, and the appointment of Sub-Adviser hereunder is permitted by Trust’s and Adviser’s governing documents and has been duly authorized by all necessary corporate or other action. Adviser represents that this Agreement has been duly authorized and will be binding upon Adviser.

Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder upon written amendment to Schedules A and B, and be subject to this Agreement , all subject to the approval of the Board of Trustees .

2.	Delivery of Documents. Adviser has furnished, or will furnish, to Sub-Adviser copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)	the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994 and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto (together with the Declaration of Trust, the “Trust Documents”);

c)	resolutions of the Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”);

e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, and Prospectus of each Fund, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  The materials referenced in the first sentence of this paragraph will be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

3.	Management. Subject always to the supervision of the Adviser and the Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and shall have full investment authority and discretion for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities, and other property (including financial futures, options of any type, commodities and other derivative instruments), all on behalf of the Funds as the Sub-Adviser shall determine in accordance with each Fund’s investment restrictions, policies and Prospectus.

Sub-Adviser is authorized on behalf of the Funds to: (a) enter into agreements and execute any documents (e.g., any derivatives documentation such as exchange traded and over-the-counter, as applicable) required to make investments pursuant to the Prospectus, which shall include any market and/or industry standard documentation and the standard representations contained therein; and (b) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures.

The Sub-Adviser further shall have the authority to instruct the custodian to: (a) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Funds; and (b) deposit margin or collateral which shall include the transfer of money, securities, or other property to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Prospectus.

Adviser and/or the Fund’s custodian will handle matters relating to the Fund participating in any class action settlements and Sub-Adviser shall not have any obligations thereto. Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in the Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of the Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA and LSTA documentation) as Sub-Adviser deems necessary or appropriate in connection with the Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.  To the extent that Adviser requests or requires Sub-Adviser to act pursuant to Adviser’s instructions, Adviser acknowledges that Sub-Adviser’s discretionary authority shall have been limited, and that Sub-Adviser shall have no liability for any actions taken at the request of the Adviser, except if such actions are taken in a negligent manner.

In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of the Trust Documents, as amended from time to time, applicable tax and regulatory requirements under Section 851 and Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and the regulations thereunder, including but not limited to, Treas. Reg. Section 1.817-5 (the “RIC Tax Provisions”), and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time, provided that Sub-Adviser will be responsible for such monitoring and compliance of any amendments to the Trust Documents, investment objectives, policies, and restrictions, only after Sub-Adviser’s receipt of such amendments from the Adviser.  Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program, as reasonably requested by the Board of Trustees or the Adviser. Sub-Adviser, solely with respect to the assets of the Funds that are under its management pursuant to this Agreement and solely with respect to diversification, is responsible to assist the Adviser ensure that the Funds will comply with the provisions of Section 851 and Section 817(h) of the IRC and the RIC Tax Provisions. Sub-Adviser is expressly not responsible for monitoring any income requirements or tests under the RIC Tax Provisions, but shall assist the Adviser in meeting such income requirements or tests under the RIC Tax Provisions on behalf of the Fund through the review of reports provided to the Sub-Adviser.

The Adviser or the Trust or their agent(s) shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Section 851 and Section 817(h) of the IRC.  In this regard and except as discussed in the preceding paragraph, the

Adviser acknowledges that the Sub-Adviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with Section 851 and Section 817(h) of the IRC and that the Sub-Adviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall promptly inform the Sub-Adviser if the Funds are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Sub-Adviser that the Funds are not in compliance with such requirements noted above, the Sub-Adviser will take prompt action to bring the Funds back into compliance within the time permitted under the Code.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification under the RIC Tax Provisions and if the failure to diversify is inadvertent, Adviser shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 2008-41 (or its successor) to request relief from the Commissioner of Internal Revenue Service. In such an event Adviser and Sub-Adviser shall work together in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.  Notwithstanding the cooperation of Adviser, Sub- adviser shall be responsible for the correction of any failure attributable to its actions pursuant to the standard of care set forth in this Agreement.

The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Trust whose names, titles and specimen signatures appear in Schedule C attached hereto.  The Adviser shall provide a Secretary Certificate, Incumbency Certificate, or similar document indicating that the persons designated as representatives have the authority to bind the Trust.  The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser.  The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

b)	will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including but not limited to compliance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

c)	will comply with all foreign laws, regulations, and regulatory requirements as set forth by foreign regulatory agencies, as applicable;

d)	will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser, or as reasonably requested by the Board of

Trustees, and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, or at such times as reasonably requested by the Board of Trustees, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser or the Board of Trustees;

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

f)	as a service provider to the Funds, will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and the Board of Trustees such periodic ad hoc reports as the Adviser may reasonably request;

g)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser’s supervision;

h)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and investment objectives hereunder;

i)	will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when such information has become publicly available not through the Sub-Adviser, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser with concurrent notice to the Adviser;

j)	will have the sole authority and responsibility to exercise whatever powers the Adviser may possess with respect to any of its assets held in the Funds, including, but not limited to, the right to vote proxies, in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser, the power to exercise rights, options, warrants, conversion privileges, and redemption privileges, and to tender securities pursuant to a tender offer, consistent with the Sub-Adviser’s fiduciary duties hereunder; and may, at its discretion (subject to Sub-Adviser’s responsibility and liability under the terms of this Sub-Advisory Agreement), elect to use one or more third parties, including proxy voting services, in fulfilling its obligations hereunder; provided however, Adviser will, or will direct the Fund’s custodian to, send all proxy solicitation material and other related material, including interim reports, annual reports and other issuer mailings with respect to the Account, to Sub-Adviser or its agent;

k)	will vote and take all action related to corporate reorganization matters (e.g., conversions, tender and exchange offers, mergers, stock splits, right offerings, recapitalizations, amendments, modifications or waivers or other rights or powers); provided however, that Adviser will, or will direct the Fund’s custodian to, deliver all materials and information relating to corporate reorganization matters to Adviser or its agent;

l)	may not consult with any other sub-adviser of the Trust, if any, or the sub-adviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Trust’s transactions in securities or other assets for any investment portfolio of the Trust, including the Funds, except for the purpose of complying with the conditions of Rule 12d3-1 (a) and (b) under the 1940 Act, and except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act;

m)	will provide reasonable assistance to the Adviser or the Trust’s fund accountant or the Trust’s custodian, as the case may be, in determining the value of any portfolio security. In addition, the Sub-Adviser or its agent shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under Sub-Adviser’s supervision, and shall provide Adviser with such information upon the reasonable request of the Adviser;

n)	immediately notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect; and

o)	immediately notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i)

registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall fully comply with such requirements;

b)	Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.	Custody of Assets. Title to all investments shall be held in the name of the Funds, provided that for convenience in buying, selling and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Trust’s custodian bank, or its nominee. All cash and the indicia of ownership of all other investments shall be held by the Trust’s custodian bank. Sub-Adviser shall not act as custodian of the assets held in the Funds and shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian. The Sub-Adviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Sub-Adviser pursuant to the authorized signatory lists provided to the Adviser by the Sub-Adviser or as a result the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard, or willful misconduct in connection with any actions that the Sub-Adviser has taken or should have taken with respect to the authorized custodian. Sub-Adviser has not assisted in the selection of the Funds’ custodian.

The Trust or the Adviser shall notify the Sub-Adviser of the identities of its custodian bank and the custody arrangements therewith with respect to the Funds and shall give the Sub-Adviser written notice of any changes in such custodian bank or custody arrangements.  The Sub-Adviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Funds.  The Trust shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Sub-Adviser with respect to the Funds (which instructions may be orally given if confirmed in writing and in accordance with the respective custody agreement); and (b) provide the Sub-Adviser with all operational information reasonable necessary for the Sub-Adviser to trade the Sub-Adviser assets on behalf of the Fund.

5.	Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Adviser shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities and instruments pursuant to this Agreement. Sub-Adviser will provide copies of all such agreements to the Adviser upon the Adviser’s reasonable request. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution,” which means prompt and efficient execution of the transaction at the best obtainable price under the circumstances and taking into account all relevant factors and considerations of the specific transaction, with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker. Consistent with this policy, and when selecting a broker the Sub-Adviser will take relevant factors into consideration, including (as applicable), but not limited to: the available prices; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. The foregoing list is not exhaustive and collectively, including with items not listed, are the “Portfolio Execution Services”. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the Portfolio Execution Services offered under the circumstances of any particular transaction. Subject to such policies and procedures as the Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as interpreted by the SEC, and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Sub-Adviser shall not be liable for any act or omission of any brokerage firm or firms or counterparties designated by the Adviser or chosen by the Sub-Adviser with reasonable care except by reason of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with selecting such brokerage firms or firms or counterparties.

6.	Expenses. The Sub-Adviser shall bear all expenses of its operation incurred by it in connection with the performance of its services under this Agreement. The Sub-Adviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying assets of the Fund managed by the Sub-Adviser, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the assets of the Fund managed by the Sub-Adviser, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Sub-Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials other than those related to a change in the control of the Sub-Adviser or its parent company, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; and brokerage costs. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Sub-Adviser on behalf of the Fund or the Adviser. The Sub-Adviser shall notify and receive approval from the Trust or the Adviser (as applicable) prior to incurring any such expenses. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Each of the Fund or the Adviser will bear all expenses to be incurred in its respective operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; transaction fees and expenses; costs relating to local administration of securities; and fees for any pricing services.  All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

8.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

The method of determining the net asset value for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or Statement of Additional Information.  If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.
9.	Services to Others. Adviser understands, and has advised the Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner reasonably believed by Sub-Adviser to be fair and equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it reasonably determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised the Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Notwithstanding any other provision to the contrary, the Sub-Adviser shall have no obligation to perform the following services or to have employees of the Sub-Adviser perform the following roles, as applicable:  a) shareholder services or support functions, such as responding to shareholders’ questions about a Fund or its investments or strategies;  b) providing employees of the Sub-Adviser to serve as officers of a Fund; or  c) providing employees of the Sub-Adviser to serve as the Fund’s Chief Compliance Officer and associated staff. The foregoing list is not exhaustive; the Sub-Adviser’s sole responsibilities under this Agreement are to provide investment management services to the Funds and any additional related responsibilities as may be mutually agreed to by the parties.

10.	Limitation of Liability.

a)	Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

b)	The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Funds or that a Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. The Sub-Adviser shall not be deemed to have breached this Agreement or any investment restrictions or policies applicable to a Fund in connection with fluctuations arising from market movements and other events outside the control of the Sub-Adviser.

c)	The Sub-Adviser shall not be liable to the Adviser, the Funds or their shareholders, or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Funds made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board; all except by reason of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with performing its responsibilities hereunder.

d)	In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Adviser agrees to indemnify and hold harmless the foregoing persons against any losses to which such persons may become subject, insofar as such losses arise out of or are based upon the Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in performing its responsibilities hereunder, including without limitation the operation of a Fund, the contents of the Funds’ Prospectus, or the wrongful conduct of persons with respect to the sale of interests in a Fund, provided that the loss, claim, settlement, damage, charge, liability, cost or expense did not relate to, was not based upon, or did not arise out of an act or omission of the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

e)	Without limiting the generality of the foregoing, neither the Adviser nor the Sub-Adviser will be liable for any indirect, special, incidental or consequential damages.

11.	Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers), and Sub-Adviser further agrees to indemnify the Funds, against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct on the part of the indemnifying party.

12.	Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2016. Hereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Sections 10 and 11 herein shall survive the termination of this Agreement.

In the event of termination, Adviser or Trust will remain liable to Sub-Adviser for any sub-advisory fees incurred pursuant to Section 8 above through termination, until the Sub-Adviser discontinues trading or the funds have been withdrawn from the Sub-Adviser’s management, whichever is earliest.

13.	Representations and Agreements of the Adviser. Adviser acknowledges, represents and warrants that:

a)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Regulation 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Regulation 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Regulation 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Regulation 4.7.

b)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Regulation 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Regulation 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Regulation 4.5(c)(5).

c)	The Adviser will immediately notify the Sub-Adviser to the extent required by applicable law in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; and

d)	The Adviser will immediately notify the Sub-Adviser if the Adviser suffers a material adverse change in its business that would materially impair its ability to pay Sub-Adviser or comply with any duties or responsibilities contained within this Agreement.

e)	The Trust is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB;

f)	The assets in the Funds are free from all liens and charges and the Trust undertakes that no liens or charges will arise from the acts or omissions of the Adviser and the Trust which may prevent the Sub-Adviser from giving a first priority lien or charge on the assets solely in connection with the Sub-Adviser’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Prospectus; and

g)	The Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Funds or for the Adviser, and does not have access to all of the Funds’ books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in Section 3 hereof in accordance with applicable law (including Section 851 of the IRC, the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and the Adviser, and the Funds’ Prospectus (collectively the “Charter Requirements”) the Sub-Adviser shall perform such services based upon its books and records with respect to the Funds, and upon written instructions received from the Funds, the Adviser or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Funds, the Adviser or the Trust’s administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions. (For example, if instructed not to trade on behalf of securities of certain specified Adviser or the Trust’s affiliates, the Sub-Adviser shall be notified and afforded five business days after receipt of such instruction to implement this trading restriction.)

14.	Obligations of Adviser. The Adviser agrees to provide the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification);

c)	A copy of the current compliance procedures for each Fund; and

d)	A list of legal and compliance contacts.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.	Confidential Treatment . All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds or where information becomes publicly known not through any act of either party. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

16.	Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed (postage prepaid) or sent via electronic mail to the other party at such address as designated herein.

a)	To Adviser:
Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
E-mail: JNAMLegal@jackson.com

b)	To Sub-Adviser:
DoubleLine Capital LP 333 South Grand Avenue
18th Floor
Los Angeles, CA 90071
Attention: General Counsel

c)	To the Trust:
JNL Series Trust
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: Chief Legal Officer
E-mail: JNAMLegal@jackson.com

In accordance with the foregoing, Adviser hereby consents to receive Sub-Adviser’s Form ADV Part 2 and other Sub-Adviser communications via e-mail to Adviser’s e-mail address set out above.  Although Adviser does not impose any additional charges for electronic delivery, Adviser may, of course, incur costs associated with Adviser’s electronic access, such as usage charges from Adviser’s Internet access providers, for which Sub-Adviser is not responsible.  Adviser may revoke its election to receive such Sub-Adviser Communications via e-mail at any time by written notice to the Sub-Adviser requesting that Sub-Adviser send Sub-Adviser Communications via facsimile or in hardcopy via the postal service or overnight courier to the address set out above or as notified to the Sub-Adviser by Adviser from time to time.

Adviser acknowledges that it has received a copy of Sub-Adviser’s most recent Form ADV, Part 1 as filed with the SEC (defined on pg. 2 above), as well as a copy of its current Part 2 of Form ADV. Sub-Adviser acknowledges that it has received a copy of Adviser’s most recent Form ADV, Part 1 as filed with the SEC, as well as a copy of its current Part 2 of Form ADV.

18.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The Sub-Adviser acknowledges and agrees that the names “JNL Series Trust” and “Jackson National Asset Management, LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “JNL Series Trust,” “Jackson National Asset Management, LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “JNL Series Trust” and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Funds in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA. Adviser and the Trust acknowledge that Sub-Adviser will use the Funds’ performance information within its composites compiled pursuant to the Global Investment Performance Standards (“GIPS®”).

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Representations and Warranties of the Sub-Adviser. The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party, it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement and the performance of the Sub-Adviser’s obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject.

The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act.

The Sub-Adviser further represents that it has reviewed the initial, pre- and/or post effective amendment(s) to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20.	Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser and Sub-Adviser pursuant to this Agreement shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

21.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

22.	Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

23.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 18th day of August, 2015.

Jackson National Asset Management, LLC		DoubleLine Capital LP

By:	/s/ Mark D. Nerud	By:	/s/ Lou Lucido
Name:	Mark D. Nerud	Name:	Lou Lucido
Title:	President and Chief Executive Officer	Title:	Authorized Signer

List of Schedules

Schedule A	Funds
Schedule B	Compensation

Schedule A
Dated September 28, 2015
(Funds)

JNL/DoubleLine Shiller Enhanced CAPE Fund

Schedule B
Dated September 28, 2015
(Compensation)

JNL/DoubleLine Shiller Enhanced CAPE Fund
Average Daily Net Assets	Annual Rate

$0 to $200 million Over $200 million	0.40% 0.35%

Amendment to

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and DoubleLine Capital LP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and DoubleLine Capital LP, a Delaware limited partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 28th day of September, 2015 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A of the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to reduce the sub-advisory fees as set forth on Schedule B, and, in connection with said reductions, Schedule B to the Agreement must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2016, attached hereto.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective January 1, 2016.

Jackson National Asset Management, LLC		DoubleLine Capital LP

By:	/s/ Mark D. Nerud	By:	/s/ Henry V. Chase
Name:	Mark D. Nerud	Name:	Henry V. Chase
Title:	President and CEO	Title:	Chief Financial Officer

Schedule B
Dated January 1, 2016
(Compensation)

JNL/DoubleLine Shiller Enhanced CAPE Fund[1]
Average Daily Net Assets	Annual Rate
$0 to $200 million	0.40%[2]
Over $200 million	0.35%[2]

1 A fee discount shall apply when the Sub-Adviser is providing sub-advisory services to JNAM for at least two separate and distinct funds. As of January 1, 2016, the Sub-Adviser provides sub-advisory services for the JNL/DoubleLine Shiller Enhanced CAPE Fund and the JNL/DoubleLine® Total Return Fund, a Fund of the Jackson Variable Series Trust (together known as the “Sub-Advised Funds”).

2 For the purposes of calculating the sub-advisory fee discounts, the Sub-Adviser applies the following discounts based on the combined assets of the Sub-Advised Funds: 2.5% fee reduction for assets over $1 billion up to and including $2.5 billion, a 5.0% fee reduction for combined assets over $2.5 billion up to and including $5 billion, a 7.5% fee reduction for combined assets over $5 billion up to and including $7.5 billion, and a 10.0% fee reduction for combined assets over $7.5 billion up to and including $10 billion.

Amendment to

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and DoubleLine Capital LP

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and DoubleLine Capital LP, a Delaware limited partnership and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 28th day of September, 2015 (“Agreement”), as amended, whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A of the Agreement.

Whereas, the parties have agreed to amend the following sections of the Agreement:

The third “Whereas” clause of the introductory section; and

Section 1. “Appointment”.

Whereas, the parties have also agreed to amend the Agreement to add the following two funds and each fund’s respective fees, effective April 25, 2016: 1) JNL/DoubleLine Emerging Markets Fixed Income Fund; and 2) JNL/FPA + DoubleLine Flexible Allocation Fund (for the potion of assets managed by DoubleLine Capital LP).

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete the third “Whereas” clause of the introductory section in its entirety, and replace it with the following:

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to each investment portfolio of the Trust listed on Schedule A hereto (the “Funds” or each a “Fund”), for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth.

Delete the first paragraph of Section 1. “Appointment” in its entirety, and replace it with the following:

8.	Appointment. Subject to the approval of the Board of Trustees of the Trust (the “Board of Trustees”), Adviser represents and warrants that it has full legal power and authority to enter into this Agreement and to delegate investment advisory services, and hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement, and the appointment of Sub-Adviser hereunder is permitted by Trust’s and Adviser’s governing documents and has been duly authorized by all necessary corporate or other action. Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates. Adviser represents that this Agreement has been duly authorized and will be binding upon Adviser.

Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 25, 2016, attached hereto.

Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 25, 2016, attached hereto.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective April 25, 2016.

Jackson National Asset Management, LLC		DoubleLine Capital LP

By:		By:
Name:	Mark D. Nerud	Name:
Title:	President and CEO	Title:

Schedule A
Dated April 25, 2016

Funds
JNL/DoubleLine Emerging Markets Fixed Income Fund
JNL/DoubleLine Shiller Enhanced CAPE Fund
JNL/FPA + DoubleLine Flexible Allocation Fund (for the portion of assets managed by DoubleLine Capital LP)

Schedule B
Dated April 25, 2016
(Compensation)

JNL/DoubleLine Emerging Markets Fixed Income Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $500 million	0.45%[2]
Over $500 million	0.35%[2]

JNL/DoubleLine Shiller Enhanced CAPE Fund
Average Daily Net Assets	Annual Rate[1]
$0 to $200 million	0.40%[2]
Over $200 million	0.35%[2]

JNL/FPA + DoubleLine Flexible Allocation Fund (for the portion of assets managed by DoubleLine Capital LP)
Average Daily Net Assets	Annual Rate*1
All Assets	0.20%[2]

*     For the portion of the Average Daily Net Assets managed by DoubleLine Capital LP.

1 A fee discount shall apply when the Sub-Adviser is providing sub-advisory services to JNAM for at least two separate and distinct funds. As of April 25, 2016, the Sub-Adviser provides sub-advisory services for the JNL/DoubleLine Emerging Markets Fixed Income Fund, the JNL/DoubleLine Shiller Enhanced CAPE Fund, and the JNL/FPA +DoubleLine Flexible Allocation Fund (for the portion of Assets managed by DoubleLine Capital LP), Funds of JNL Series Trust; and the JNL/DoubleLine® Total Return Fund, a Fund of the Jackson Variable Series Trust (together known as the “Sub-Advised Funds”).

2 For the purposes of calculating the sub-advisory fee discounts, the Sub-Adviser applies the following discounts based on the combined assets of the Sub-Advised Funds: 2.5% fee reduction for assets over $1 billion up to and including $2.5 billion, a 5.0% fee reduction for combined assets over $2.5 billion up to and including $5 billion, a 7.5% fee reduction for combined assets over $5 billion up to and including $7.5 billion, and a 10.0% fee reduction for combined assets over $7.5 billion up to and including $10 billion.